UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Please Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP63 FUND, INC.

Ticker: DRIPX

SEMI-ANNUAL REPORT

August 31, 2019

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.mp63fund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE MP63 FUND, INC.

SHAREHOLDER LETTER

AUGUST 31, 2019 (UNAUDITED)

Dear Fellow Shareholders,

Your Fund continues to follow the investing guidelines that were established at its inception in March 1999: We are invested in high-quality, dividend paying companies that offer the public the ability to invest directly through the company-sponsored Dividend Reinvestment Plan (DRIP). The portfolio managers make an effort to minimize fund expenses and are mindful of the effect of capital gains on your taxable income.

While we recognize the danger of paying too much attention to short-term results, we can report that during the first six months of this fiscal year, from February 28 through August 31, the Fund was up 5.91%, while the S&P, was up 6.19%. Additionally, for the second quarter, May 31 through August 31, the Fund was up 6.31%, while the S&P was up 6.84%. Since inception, the Fund compares favorably with the S&P (275.12% compared with the S&P’s 250.298%--on a cumulative basis over the 20.5-year period).

The best performing stocks during the six-month period were Starbucks (SBUX), 37.43%, Costco Wholesale (COST), 34.98%; Procter & Gamble (PG), 23.79%; Yum Brands (YUM), 23.41%; and Microsoft (MSFT), 23.38%. The worst performers were Ryder Systems (R) -21.08%; National Fuel Gas (NFG) -20.83%; 3M (MMM), -20.68%; Corning (GLW), -19.14%; and Pfizer (PFE), -16.54%.

Over the 10-year period (September 1, 2009 through August 31, 2019), the Fund’s average annual return was up 12.50%, while the S&P Index was up 13.44%  and the Fund’s Morningstar Category, (Large Cap Value) returned 10.50%. A link to the Morningstar charts is available at the Fund Website, mp63fund.com.

We are happy to report that as of September 1, 2019 Morningstar has assigned the Fund an overall 5-star ranking (specifically, 5-stars for the 3-year and 5-year periods and 4-stars for the 10-year period) and also awarded the Fund Morningstar’s “Gold Medal” designation, which anticipates continuing outperformance.

The Fund’s expense ratio for the six month period ending August 31, 2019 is 0.71%, which compares favorably with our 0.75% expense ratio for our fiscal year ending February 28, 2018 and is even a little better than our 2019 fiscal year end, which was 0.72%. The expense ratio for the semi-annual period was calculated based the Fund’s average net assets during the period, which were approximately $71 million. Given that Fund assets are well below the average assets held by funds in our category, it is all the more remarkable that our expense ratio is well below the average net expense ratio for funds in our category.

We urge you to continually fund your account(s), either by signing up for automatic periodic investments or by making periodic investments on your own. Such investments have made it possible for us to continually build our positions in the dividend-paying DRIP companies that make up our portfolio.

As always, we thank you for your confidence in this conservative approach to building wealth . . . and once again we congratulate you for your restraint during market sell-offs.

Vita Nelson                    and     Mario Medina

October 7, 2019

Past performance is not a guarantee of future results. Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING AUGUST 31, 2019

	Six Months	1 Year	5 Year	10 Year	Annualized Since Inception	Cumulative Since Inception	Ending Value
The MP63 Fund, Inc.	5.91%	6.68%	8.97%	12.15%	6.66%	275.12%	$37,512
S&P 500 Index	6.15%	2.92%	10.10%	13.44%	6.29%	250.298%	$35,030

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
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The MP 63 Fund, Inc.
S&P 500 Index

This chart assumes an initial investment of $10,000 made on the closing of February 28, 1999. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of The MP63 Fund, Inc.'s future performance. The performance also reflects reinvestment of all dividend and capital gain distributions. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

THE MP63 FUND, INC.

PORTFOLIO ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
4.47%
Communication Services
3.08%
Consumer Cyclical
12.12%
Consumer Defensive
15.21%
Energy
1.90%
Financial Services
10.59%
Healthcare
8.64%
Industrials
23.17%
Money Market Fund
1.97%
Technology
8.37%
Utilities
10.48%

Sectors are categorized using Morningstar® classifications.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019 (UNAUDITED)

Shares/ Principal Amount of Assets		Fair Value

COMMON STOCKS (United States) - 97.81%

Aerospace/Aircrafts/Defense - 5.86%
3,513	Boeing Co.	$ 1,279,048
8,830	Raytheon Co.	1,636,376
9,765	United Technologies Corp.	1,271,794
		4,187,218
Auto Parts - Retail/Wholesale - 1.35%
10,705	Genuine Parts Co.	966,554

Banks - 5.00%
34,980	Bank of America Corp.	962,300
28,550	BB&T Corp.	1,360,408
23,820	US Bancorp	1,255,076
		3,577,784
Beverages - 3.26%
22,290	Coca-Cola Co.	1,226,842
8,060	PepsiCo, Inc.	1,102,044
		2,328,886
Biological Products - 0.19%
2,120	Gilead Sciences, Inc.	134,705

Cable & Other Pay Television Services - 1.69%
27,250	Comcast Corp., Class A	1,206,085

Chemicals - Diversified - 2.09%
22,100	RPM International, Inc.	1,495,507

Commercial Services - 2.36%
8,193	Ecolab, Inc.	1,690,298

Communication Equipment - 1.15%
10,550	Qualcomm, Inc.	820,474

Containers - Paper/Plastic - 1.13%
82,640	Amcor, Plc. (Jersey)	811,525

Cosmetics & Personal Care - 1.38%
13,317	Colgate-Palmolive Co.	987,456

Diversified Operations - 2.52%
5,305	3M Co.	857,925
33,780	Corning, Inc.	940,773
		1,798,698

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Shares/ Principal Amount of Assets		Fair Value

Electronic Equipment - 1.36%
16,310	Emerson Electric Co.	$ 971,913

Electronic - Semiconductors - 2.13%
32,060	Intel Corp.	1,519,965

Financial Services - 1.73%
15,130	Paychex, Inc.	1,236,121

Food - Misc. Preparation - 4.55%
17,865	Archer Daniels-Midland Co.	679,763
24,380	ConAgra Foods, Inc.	691,417
13,040	General Mills, Inc.	701,552
27,790	Hormel Foods Corp.	1,184,132
		3,256,864
General Household Products - 1.75%
9,433	Stanley Black & Decker, Inc.	1,253,268

Healthcare - 0.06%
700	Abbvie, Inc.	46,018

Insurance - Life/Property/Casual - 3.30%
20,235	AFLAC, Inc.	1,015,392
9,140	Travelers Companies, Inc.	1,343,214
		2,358,606
Leisure Products - 0.95%
8,255	Polaris Industries, Inc.	677,075

Leisure Services - 0.97%
5,050	The Walt Disney Co.	693,163

Machinery - Const./Mining/Farming - 3.02%
7,655	Caterpillar, Inc.	910,945
8,055	Deere & Co.	1,247,800
		2,158,745
Machinery - Electrical Equipment - 3.44%
12,164	Dover Corp.	1,140,253
6,020	Johnson Controls, Inc.	256,994
15,573	Tennant Co.	1,065,037
		2,462,284
Manufacturing - 2.05%
9,793	Illinois Tool Works, Inc.	1,467,579

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Shares/ Principal Amount of Assets		Fair Value

Medical/Dental - Supplies - 2.53%
7,112	Becton Dickinson & Co.	$ 1,805,879

Medical Instruments/Products - 1.78%
11,790	Medtronic, Inc.	1,272,023

Medical Drugs - 4.06%
15,670	Abbott Laboratories	1,336,964
10,973	Johnson & Johnson	1,408,494
4,490	Pfizer, Inc.	159,620
		2,905,078
National Commercial Banks - 0.53%
3,450	JPMorgan Chase Co.	379,017

Oil & Gas - International - 1.05%
10,940	Exxon Mobil Corp.	749,171

Paper & Paper Products - 1.62%
8,190	Kimberly Clark Corp.	1,155,691

Petroleum Refining - 0.85%
5,153	Chevron Corp.	606,611

Refuse Systems - 1.95%
11,670	Waste Management, Inc.	1,392,814

Retail - Catalog & Mail Order Houses - 0.40%
162	Amazon.com, Inc. *	287,759

Retail - Food & Restaurant - 2.18%
5,820	Starbucks Corp.	561,979
8,515	Yum! Brands, Inc.	994,382
		1,556,361
Retail - Variety Stores - 2.48%
6,013	Costco Wholesale Corp.	1,772,392

Retail/Wholesale - Building Products - 2.63%
8,240	Home Depot, Inc.	1,877,978

Services - Computer Programming, Data Processing, Etc. - 0.81%
489	Alphabet, Inc. Class A *	582,169

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Shares/ Principal Amount of Assets		Fair Value

Services - Prepackaged Software - 2.95%
15,298	Microsoft Corp.	$ 2,108,982

Shoes & Related Apparel - 0.53%
4,530	Nike, Inc. Class B	382,785

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.89%
11,240	Proctor & Gamble Co.	1,351,385

Telecommunications Services - 1.39%
28,120	AT&T, Inc.	991,511

Textile - Apparel/Mill Products - 1.58%
13,820	VF Corp.	1,132,549

Transportation - Equipment/Leasing - 0.71%
10,520	Ryder Systems, Inc.	506,748

Transportation - Railroads - 2.14%
9,441	Union Pacific Corp.	1,529,064

Utility - Electric - 7.16%
10,346	Duke Energy Corp.	959,488
16,456	Edison International	1,189,275
31,610	MDU Resources Group, Inc.	849,993
9,686	NextEra Energy, Inc.	2,122,009
		5,120,765
Utility - Gas Distribution - 0.89%
13,640	National Fuel Gas Co.	637,534

Utility - Water - 2.41%
38,860	Aqua America, Inc.	1,721,110

TOTAL FOR COMMON STOCK (Cost $32,753,424) - 97.81%		$69,932,167

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Shares/ Principal Amount of Assets		Fair Value

MONEY MARKET FUND - 1.97%
1,406,509	Fidelity Investments Money Market Funds - Gov't Portfolio, Class I (Cost $1,406,509) 2.00%**	$ 1,406,509

	TOTAL INVESTMENTS - 99.78% (Cost $34,159,933) (Note 4)	71,338,676

	OTHER ASSETS LESS LIABILITIES - 0.22%	157,032

	NET ASSETS - 100.00%	$71,495,708

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at August 31, 2019.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2019 (UNAUDITED)

Assets
Investments at Fair Value (Cost $34,159,933)	$ 71,338,676
Cash	7,500
Receivables
Dividends and Interest	185,340
Shareholder Subscriptions	2,800
Prepaid Expenses	21,566
Total Assets	71,555,882
Liabilities
Shareholder Redemptions	13,941
Other Accrued Expenses	13,530
Accrued Directors Fees (Note 3)	3,244
Accrued Fund Servicing Fees (Note 3)	3,673
Accrued Administrative Fees (Note 3)	4,845
Accrued Advisor Fees (Note 3)	20,941
Total Liabilities	60,174

Net Assets	$ 71,495,708

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,165,964 shares issued and outstanding	$ 3,166
Additional Paid in Capital	32,685,749
Distributable Earnings	38,806,793
Net Assets	$ 71,495,708

Net Asset Value and Offering Price ($71,495,708/3,165,964)	$ 22.58

Redemption Price Per Share ($22.58 x .99)*	$ 22.35

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENT OF OPERATIONS

For the six months ended AUGUST 31, 2019 (UNAUDITED)

Investment Income:
Dividend Income	$ 850,533
Interest Income	6,789
Total Investment Income	857,322
Expenses:
Advisor fees (Note 3)	123,697
Administration fees (Note 3)	26,446
Fund servicing expense (Note 3)	21,173
Registration fees	16,970
Insurance expense	4,834
Printing and postage expense	6,315
Compliance fees (Note 3)	6,050
Miscellaneous expense	2,867
Custody fees	6,491
Legal fees	18,148
Director fees (Note 3)	4,033
Audit fees	14,133
Total Expenses	251,157

Net Investment Income	606,165

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	239,611
Change in Unrealized Appreciation on Investments	3,178,035
Net Realized and Unrealized Gain on Investments	3,417,646

Net Increase in Net Assets from Operations	$ 4,023,811

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) For the Six Months Ended August 31, 2019	For the Year Ended February 28, 2019

From Operations:
Net Investment Income	$ 606,165	$ 1,251,553
Realized Gain on Investments	239,611	1,395,187
Unrealized Appreciation on Investments	3,178,035	1,613,845
Increase in Net Assets from Operations	4,023,811	4,260,585

From Distributions to Shareholders:
Distributions	-	(3,643,561)*
Change in Net Assets from Distributions	-	(3,643,561)

From Capital Share Transactions
Proceeds From Sale of Shares	1,946,620	1,747,396
Shares Issued on Reinvestment of Dividends	-	3,611,150
Cost of Shares Redeemed
(net of redemption fees $1,489 and $264, respectively)	(2,405,872)	(4,355,195)
Net Increase (Decrease) from Shareholder Activity	(459,252)	1,003,351

Net Increase in Net Assets	3,564,559	1,620,375

Net Assets at Beginning of Period	67,931,149	66,310,774
Net Assets at End of Period	$ 71,495,708	$ 67,931,149

Share Transactions:
Issued	88,073	81,925
Reinvested	-	190,562
Redeemed	(108,729)	(204,948)
Net Increase (Decrease) in shares	(20,656)	67,539
Shares outstanding beginning of period	3,186,620	3,119,081
Shares outstanding end of period	3,165,964	3,186,620

* For the year ended February 28, 2019, total distributions consisted of long term capital gains of $2,408,992 and net investment income of $1,234,569.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) For the Six Months Ended August 31, 2019	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015

Net Asset Value - Beginning of Period	$ 21.32	$ 21.26	$ 19.41	$ 16.65	$ 18.76	$ 17.13

Net Investment Income	0.19	0.40	0.36	0.37	0.34	0.29
Net Gains (Losses) on Securities (realized and unrealized)	1.07	0.85	1.91	3.18	(1.31)	2.06
Total from Investment Operations	1.26	1.25	2.27	3.55	(0.97)	2.35

Early Redemption Fees	0.00 *	0.00 *	0.00*	0.00*	0.00*	0.00*

Distributions (From Net Investment Income)	0.00	(0.40)	(0.36)	(0.37)	(0.33)	(0.29)
Distributions (From Capital Gains)	0.00	(0.79)	(0.06)	(0.42)	(0.81)	(0.43)
Total Distributions	0.00	(1.19)	(0.42)	(0.79)	(1.14)	(0.72)

Net Asset Value - End of Period	$ 22.58	$ 21.32	$ 21.26	$ 19.41	$ 16.65	$ 18.76

Total Return (a)	5.91%	6.61%	11.66%	21.55%	(5.25)%	13.67%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	71,496	67,931	66,311	61,554	51,826	56,133
Ratio of Expenses to Average Net Assets	0.71%**	0.72%	0.75%	0.77%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.71%**	1.89%	1.78%	2.00%	1.92%	1.60%
Portfolio Turnover Rate	1.63%	5.87%	5.38%	3.95%	3.56%	6.15%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

** Annualized

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2019 (UNAUDITED)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2019:

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$69,932,167	$ -	$ -	$69,932,167
Money Market Fund	1,406,509	-	-	1,406,509
Total	$71,338,676	$ -	$ -	$71,338,676

The Fund did not hold any Level 3 assets during the six months ended August 31, 2019.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period. The Fund did not engage in any derivative transactions during the six months ended August 31, 2019.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended February 28, 2019, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

benefits as income tax expense in the statement of operations. As of, and during the six months ended August 31, 2019, the Fund did not incur any interest or penalties.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the six months ended August 31, 2019 the Advisor earned fees of $123,697.  At August 31, 2019, the Fund owed the Advisor $20,941 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. The Advisor did not defer any fees or reimburse the Fund during the six months ended August 31, 2019.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services.  Under these agreements, MSS is paid a fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis.  For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum.  For the six months ended August 31, 2019, the Fund paid MSS $26,446 for the services that it provided to the Fund, comprised of

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

$18,126 in accounting and administrative services and $8,320 in transfer agency services.  At August 31, 2019, $4,845 was due to MSS for services provided.

An affiliate of the Advisor provides services to the Fund. These fund servicing expenses amounted to $21,173 for the six months ended August 31, 2019.  At August 31, 2019, the Fund owed $3,673 for fund servicing expenses.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation.  The Fund currently does not pay special compensation to any Director.  Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the six months ended August 31, 2019, the Fund incurred $4,033 in regular compensation director fees and expenses.

The Fund pays the Chief Compliance Officer $1,000 per month. For the six months ended August 31, 2019, the Fund paid the Chief Compliance Officer $6,050.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2019, purchases and sales of securities, excluding short-term investments, aggregated $1,129,158 and $1,932,527, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $37,502,092 Unrealized depreciation ($323,349), Net unrealized appreciation $37,178,743.

For Federal income tax purposes, the cost of investments owned at August 31, 2019 was $34,159,933.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of August 31, 2019, the components of net assets on a tax basis were as follows: Ordinary income $686,121, Long term gains $941,929 Unrealized appreciation $37,502,092 Unrealized depreciation (323,349).

The tax character of distributions paid during the fiscal year ended February 28, 2019 was as follows:

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Distributions paid from: Ordinary income $1,234,569, Long term capital gains $2,408,992.

The tax character of distributions paid during the fiscal year ended February 28, 2018 was as follows:

Distributions paid from: Ordinary income $1,114,613, Long term capital gains $184,631.

No distributions were paid as of the six months ended August 31, 2019.

NOTE 6.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of August 31, 2019, had no effect on the Fund’s net assets or results of operations.

THE MP63 FUND, INC.

EXPENSE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including brokerage and other costs associated with portfolio purchases and sales, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; service provider fees and expenses and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2019 through August 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,059.10	$3.68
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.63	$3.62

* Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE MP63 FUND, INC.

TRUSTEES & OFFICERS

AUGUST 31, 2019 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Gloria Schaffer Age: 89 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Susan Ryan Age: 69 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since March 2016	Vice President, C.A. White (real estate development and management company)	1	Board member, Shambhala USA and Shambhala Canadian, both religious non-profit organizations
Edward Shashoua Age: 60 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	Primary Care Internist, Newton-Wellesley Physicians; Owner/Trustee, Brandywine Development Co. (real estate development)	1	Director, Ischemix, Inc.
Daniel Mandell Age: 56 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	General Council and Vice President, DialogueDirect Inc.; Founding member, Carabello & Mandell (law firm)	1	DialogueDirect, Inc. - Director

THE MP63 FUND, INC.

TRUSTEES & OFFICERS (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Interested Directors:

Vita Nelson 1,2 Age: 82 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
Mario J. Medina Age: 53 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2017	Co-manager of the Fund since July 1, 2017; editor and senior analyst for Julie Stav Inc.	1	None
Leonard Barenboim Age: 58 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	Indefinite – since 2017	CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc.; Principal and project manager, ELBI Systems LLC; Chief Compliance Officer, Moneypaper Advisor Inc..	1	None

Principal Officers who are not Directors:

Lee Reiner Nelson 1 Age: 57 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 2019	President and CEO, EMA, LLC	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

(1)Lee Reiner Nelson is Vita Nelson’s son.

(2)Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

ADDITIONAL INFORMATION

AUGUST 31, 2019 (UNAUDITED)

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INFORMATION REGARDING PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

INVESTMENT ADVISORY AGREEMENT

The Board of Directors of The MP63 Fund, including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (“Advisory Agreement”) with Moneypaper Advisor, Inc. (the “Advisor”) at an in-person meeting held on August 24, 2019.  All of the Directors, including all of the Independent Directors, were present in person for Board’s consideration and approval of these matters.

At the meeting, Counsel advised the Directors and the Independent Directors of their statutory and fiduciary obligations in determining whether to approve the continuance of the Advisory Agreement.  In connection with their consideration of these matters, the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Advisor provided both written and oral information responsive to the Board’s request. In particular, the Directors requested and reviewed information provided by  the Advisor related to the following: (i) the nature, extent and quality of the services provided by the Advisor, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

With respect to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed the background, qualifications, education and experience of the Advisor’s investment, operational and compliance personnel. The Directors considered the roles of each person as well as their relevant experience in the financial services

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

industry, noting in particular that Vita Nelson had managed the Fund's assets since its inception in 1999 and that Mario Medina, who was appointed as co-manager of the Fund effective July 1, 2017, has extensive investment-related financial experience, including serving as an editor and senior analyst at a firm that contributes to and encourages the financial education of the Hispanic community in the United States and globally, with a focus financial education programs relating to the benefits of low-cost direct investing in index funds, no-load mutual funds and dividend reinvestment plans (DRIPs). The Directors also discussed and considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.  The Directors also considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.

With respect to performance, the Directors reviewed the Fund’s performance over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds. The Directors found that while the Fund’s performance historically has been in line with the large cap equity markets, they also evaluated the Fund's performance relative to its benchmark and to its Morningstar category. In particular, the Directors noted that as of the end of the calendar year (December 31) the Fund had achieved positive returns for each year since 2009 other than 2015 and 2018 and is also achieving positive returns year to date through July 31, 2019. The Directors further noted that as of July 31, 2019, the Fund had achieved positive annualized returns across all standard annualized performance measurement time frames, including 1 year, 3-year, 5-year, and 10-year periods.  In addition, the Directors considered that the Fund had overperformed its primary benchmark, the S&P 500, for 1 year performance for the period ending July 31, 2019, but had lagged the benchmark for 3 year, 5 year and 10 year periods, with smaller deviation in the longer term comparisons.  The Directors also took notice, however, that very few funds are outperforming the S&P 500 index unless they invest in the large cap growth technology companies that have dominated the performance of that index.

The Board also considered that the Fund is categorized by Morningstar in the Large Cap Value category, and that the Fund’s performance relative to the Morningstar Large Cap Value category average and the Russell 1000 Value Index (the broad-based benchmark index that Morningstar assigns to the Fund) was very strong. In that regard, they noted that the Fund had outperformed the Morningstar Large Cap Value category and the Russell 1000 Value Index for year to date, 1 year, 3 year,  5 year, 10 year, and 15 year time period, ranking in the top quartile of funds in its Morningstar category for all these time periods. The Board further noted that the Fund had outperformed its Morningstar Category and Russell 1000 Value Index for most calendar years since 2008, and its performance has been particularly strong relative to the Morningstar category and the Russell 1000 value index in 2017, 2018, and year to date 2019.  The Board also noted that the Fund had achieved this higher than average performance with a lower than average risk profile, according to Morningstar.

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Finally, the Board considered that Morningstar as of July 31, 2019 continues to rank the Fund as a four-star fund overall (with 5 stars being the highest rating and 1 star being the lowest), with a 5 star ranking for 5 year performance and a four-star ranking for 3 year and 10 year performance. They also noted that Lipper gives the Fund an overall ranking of 5 for Total Return, 4 for Consistent Return, 5 for Capital Preservation, 4 for Expense, and 4 for Tax Efficiency (with 5 being the best ranking). Based on the totality of this information, the Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets on a long-term basis in different market environments. The Board concluded that the Fund has performed well on a consistent long-term basis under the Advisor's management.

With respect to the fees and expenses paid by the Fund, the Board noted that the Advisory fee rate of 0.35%, which had not changed since the Fund’s inception, had resulted in the Advisor receiving  $231,666 in advisory fees for the fiscal year ended February 28, 2019, up from $224,259 for the fiscal year ended February 28, 2018.    The Directors also noted the Fund’s annualized expense ratio of 0.72% for the fiscal year ending February 28, 2019 (down from  0.75% in 2018 and 0.77% in 2017), and compared it to the average expense ratio for all funds in Morningstar's Large Cap Value Category and the Morningstar Comparison Group Average for 2019, which were 1.07% and .88% respectively.  The Directors also considered that in the last five years, the Fund’s expense ratio has been in the range of 26 to 31 basis points lower than the Morningstar’s Large Cap Value Category average, and in the range of 10 to 13 basis points lower than the Morningstar Comparison Group average. Finally, the Directors noted that Lipper has consistently given the Fund a 4 ranking (with 5 being the best) in the Expense category, both overall and for 3 year, 5 year and 10 year rating periods. After discussion, the Board concluded, based on the information provided to it at this meeting as well as the experience of the individual members of the Board, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

The Directors considered that while the Advisor receives no other fees related to its management of the Fund, the Advisor's parent, Moneypaper Publications, LLC, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s website. In connection with this contract, the directors considered that such administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month -- or $42,000 for the last fiscal year--and have been at that level consistently since November 2007. The Board further considered that these fees, which the Advisor classified as a fallout benefit from the Advisor’s relationship with the Fund, were included in the Fund's total expense ratio, which they determined was lower than the average expense ratios in the Funds’ Morningstar Large Cap Value category

With respect to the Advisor’s profitability resulting from its relationship with the Fund, the Directors considered and discussed with the Advisor profit and loss statements that the Advisor had provided for the period for the twelve month period ending February 28,

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

2019 (corresponding to the Fund’s fiscal year-end), noting that the Advisor realized a small profit on advisory fee revenues of approximately $231,000 during that time.  The Directors noted that since the Advisor managed only the Fund and no other accounts, such profit and loss statements fully encompass the Advisor’s profitability resulting from its relationship with the Fund.  In order to assess the overall financial condition of the Advisor, the Directors in addition discussed with the Advisor the financial condition of the Advisor, the Advisor’s parent company, and other companies under common control. Finally, the Directors considered the terms and conditions of the errors and omissions policy and how that policy would affect the Advisor’s ability to meet unexpected financial contingencies.   Based on all the information presented, the Independent Directors concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

With respect to economies of scale, the Directors noted that the Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at that time.

Finally, the Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” practices. The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships. They also discussed and reviewed the average commission rates paid by the Fund, and concluded that they are reasonable.

Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that: (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and the Advisor is providing adequate portfolio management services to the Fund; and (iii) shareholders are being provided a quality investment management services at a total expense ratio that compares favorably to other funds managed in the same investment style. The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

to the Advisory Agreement. The Independent Directors also considered the “fallout benefits” to the Advisor, including the administrative services fee that the Fund pays to the Advisor’s parent company, but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement. Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the continuation of the current advisory agreement between the Fund and the Advisor is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, by separate vote of the Independent Directors and the entire Board of Directors, unanimously approved continuation of the advisory agreement.

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Investment Adviser

Moneypaper Advisor, Inc.

Distributor

Arbor Court Capital, LLC

 Administrator, Transfer Agent, &

Shareholder Servicing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, N.A.

Legal Counsel

Bernstein Shur Sawyer & Nelson

Independent Registered Public Accounting Firm

WithumSmith+Brown, PC

This report is provided for the general information of MP63 Fund, Inc. shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 5, 2019

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date November 5, 2019

* Print the name and title of each signing officer under his or her signature.